EATON VANCE STRUCTURED EMERGING MARKETS FUND
Supplement to Prospectus dated March 1, 2009

1. Effective April 27, 2009, S&P/International Finance Corporation Investable Emerging Markets Index is added as the Fund’s secondary benchmark index.

2. Effective July 8, 2009, please note the following change to the definition of emerging market countries. The following will replace "Eaton Vance Structured Emerging Markets Fund" under "Investment Objectives and Principal Strategies" in "Fund Summaries":

Eaton Vance Structured Emerging Markets Fund. Structured Emerging Markets Fund’s investment objective is to seek long-term capital appreciation. The Fund normally invests at least 80% of its net assets in equity securities of companies located in emerging market countries. Emerging market countries are generally countries not considered to be developed market countries, and therefore not included in the Morgan Stanley Capital International (MSCI) World Index. Securities acquired by the Fund are typically listed on stock exchanges in emerging market countries, but also may include securities traded in markets outside these countries, including securities trading in the form of depositary receipts.

Structured Emerging Markets Fund seeks to employ a top-down, disciplined and structured investment process that emphasizes broad exposure and diversification among emerging market countries, economic sectors and issuers. This strategy utilitizes targeted allocation and periodic rebalancing to take advantage of certain quantitative and behavioral characteristics of emerging markets identified by the portfolio managers.

The following will replace the first paragraph under "Structured Emerging Markets Fund" in "Investment Objectives & Principal Policies and Risks":

Structured Emerging Markets Fund. The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment objective may be changed by the Trustees without shareholder approval. The Trustees have no present intention to make any such change and shareholders will receive 60 days notice of any material change in the investment objective. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of companies located in emerging market countries. A company will be considered to be located in an emerging market country if it is domiciled in or derives more than 50% of its revenues or profits from emerging market countries. Emerging market countries are generally countries not considered to be developed market countries, and therefore not included in the Morgan Stanley Capital International (MSCI) World Index. Emerging market countries include countries in Asia, Latin America, the Middle East, Southern Europe, Africa and Eastern Europe including the region comprising the former Soviet Union.

May 6, 2009	DEISEPS